                                                                    Exhibit 10.1

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                                     LEGEND

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("****"), and the omitted text has been filed separately with the Securities and Exchange Commission.
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                           REMOTE PROCESSING AGREEMENT

                                     BETWEEN

                         SUNGARD FINANCIAL SYSTEMS INC.
                       a Delaware corporation ("SunGard")

                                       AND

                           COMMERCIAL BANK OF NEW YORK
                     a New York banking corporation ("CBNY")

                                      DATED

                                December 6, 2000

By the signatures of their duly authorized representatives below, SunGard CBNY and CBNY's wholly owned subsidiary, CBNY Investment Services Corp. ("CBNY Investment", and for so long as it remains a wholly owned subsidiary of CBNY collectively with CBNY, "Customer"), intending to be legally bound, agree to all of the provisions of this Agreement and all Schedules and Addenda to this Agreement.


SUNGARD FINANCIAL SYSTEMS INC.

BY: /s/ Michael Nemerowski

PRINT NAME: MICHAEL NEMEROWSKI

PRINT TITLE: PRESIDENT 12/8/00

CBNY INVESTMENT SERVICES CORP.           COMMERCIAL BANK OF NEW YORK

BY:      /s/ Jose Aparecido Paulucci     BY: /s/ Jose Aparecido Paulucci

PRINT NAME: Jose Aparecido Paulucci      PRINT NAME: Jose Aparecido Paulucci

PRINT TITLE: Senior Executive Vice       PRINT TITLE: Senior Executive Vice
President                                             President

BY: /s/ David J. Minder                  BY:  /s/ David J. Minder

PRINT NAME: DAVID J. MINDER              PRINT NAME: DAVID J. MINDER

PRINT TITLE: SECRETARY                   PRINT TITLE: SECRETARY &
                                                       COUNSEL

1.   SERVICES

     1.1 PROVISION OF SERVICES. During the term of this Agreement, SunGard shall provide to Customer, and Customer shall accept, the on-line processing, report services and related services described on Schedule A to this Agreement ("System Services") available through use of SunGard's proprietary applications software system identified on Schedule A to this Agreement ("System") and the related documentation listed on Schedule A ("Documentation"), as the System Services, System and Documentation may be modified, revised and updated in accordance with this Agreement.

     1.2 ON-LINE PROCESSING SERVICES. SunGard shall provide to Customer the on-line processing services described on Schedule A. The System will be available to Customer twenty-four hours a day except during System maintenance (which will typically be scheduled for a Sunday, but which may occur on an emergency basis as needed). Customer will have on-line access to the System during every day that any of the United States securities markets are open (a "Business Day"). On each Business Day, SunGard will perform a daily batch cycle beginning at 8:00 p.m. Eastern Time, taking approximately twelve
            (12) hours for normal data processing, and ending at approximately 8:00 a.m. Eastern Time ("Batch Cycle"), unless additional processing is requested by Customer. During the Batch Cycle access by Customer to the System is limited to the inquiry functions and order entry of trades for next Business Day processing. If Customer requests a delay in the commencement of the Batch Cycle or if any clearing entities are not available to be accessed by the System, Batch Processing may be delayed and the System may not be available for next Business Day processing for approximately twelve (12) hours after the commencement of the Batch Cycle. The SunGard facility will be staffed at SunGard's usual levels twenty-four (24) hours a day from 7:00 a.m. Eastern Time on Monday to 7:00 p.m. Eastern Time Saturday, and on Sunday from 7:00 a.m. Eastern Time to 7:00 p.m. Eastern Time. Customer may request additional staffing by providing five (5) days' prior written notice to SunGard. Such additional staffing will be charged to Customer at SunGard's current rates.

     1.3 REPORT SERVICES. SunGard shall provide to Customer the report services described on Schedule A, subject to any advance notification procedures stated on Schedule A. SunGard shall transmit all reports to Customer in the manner described in the Documentation.

     1.4 CUSTOMER DATA. Customer shall supply to SunGard all of the data to be processed under this Agreement as described on Schedule A and in the Documentation (the "Customer Data"). Customer shall transmit the Customer Data to SunGard by communications link or in another manner described on Schedule A. Customer shall use its commercially reasonable efforts to ensure that any Customer Data that it introduces into the System is accurate and complete. Customer shall maintain copies of all source data and current backup copies of all Customer Data supplied to SunGard, and SunGard shall have no liability for any loss or damage caused by Customer's failure to maintain copies.

     1.5 LIMITED USE. Customer may use the System Services and Documentation only in the ordinary course of its business operations and for its own business purposes, including the processing of trades of Customer's correspondent brokers in its ordinary course of business. Customer shall use the System Services only in accordance with the Documentation. Customer may use only the copies of the Documentation that are provided by SunGard, except that Customer may copy the Documentation to the extent reasonably necessary for routine backup and disaster recovery purposes.

     1.6 INTERFACES. Customer will have access to the interface between the System and Euroclear currently used by other SunGard customers. Customer will engage SunGard, on a time and materials basis, to develop an omnibus clearing facility with Herzog Heine and Geduld, Inc., i.e. to have the System accept a daily input file from Herzog Heine and Geduld to reconcile daily trade activity and positions the specifications of which will be mutually agreed to.

2.   INITIAL IMPLEMENTATION SUPPORT AND TRAINING

     2.1 INITIAL IMPLEMENTATION. SunGard shall provide and Customer shall accept the Initial Implementation Support described on Schedule C. This shall include delivery to Customer of the Initial Copies of the Documentation stated on Schedule C and assistance with any other implementation or related activities described on Schedule C. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional implementation support services reasonably requested by Customer. After delivery, Customer shall bear all risk of loss or damage to all copies of the Documentation delivered by SunGard to Customer. SunGard shall provide to Customer replacement or additional copies of the Documentation reasonably requested by Customer.

     2.2 TRAINING. SunGard shall provide and Customer shall accept the Minimum Training described on Schedule C. This shall include basic training in the use of the System Services for a reasonable number of Customer's employees. Subject to the availability of SunGard's personnel, SunGard shall provide to Customer additional training services reasonably requested by Customer. SunGard shall provide training at Customer's location(s) whenever SunGard and Customer agree on-site training is appropriate.

3.   SUNGARD'S OTHER OBLIGATIONS

     3.1 ONGOING SUPPORT SERVICES. SunGard shall provide the following ongoing support services to Customer:

            (A) TELEPHONE CONSULTATIVE SUPPORT. SunGard shall provide to Customer, during SunGard's normal business hours, Monday through Friday from 7:30 a.m. Eastern Time to 7:30 p.m. Eastern Time ("Normal Business Hours") (except that Customer and SunGard may agree in advance to provide support services on U.S. holidays), telephone support through SunGard's Customer Support Department in order to assist Customer in its proper and authorized use of the Software. During Normal Business Hours, SunGard shall provide access to at least one of the following people: (i) the primary support person for customer account, (ii) the project manager for customer's account or (iii) a senior manager of SunGard. In addition, telephone consultive support will be provided through the SunGard hotline twenty-four (24) hours a day seven (7) days a week. SunGard has provided a copy of its telephone list to Customer. SunGard will provide updates of the list as published.

            (B) ERROR CORRECTIONS. SunGard shall use commercially reasonable efforts to correct failures of the Software to perform in accordance with the Documentation ("Errors") in accordance with this Section 3.1(b):

                  1. CLASSIFICATION OF ERRORS. An Error shall be classified in accordance with the following terms:

                       CLASS 1 ERROR. A "Class 1 Error" is any Error that renders continued use of the Software either impossible or seriously impractical and either interrupts production by Customer or makes continued production substantially costly to Customer.

                       CLASS 2 ERROR. A "Class 2 Error" is any Error that is not a Class 1 Error.

                  2. NOTIFICATION OF ERRORS. SunGard shall provide to Customer a list of persons (in increasing positions of authority) and telephone numbers ("Calling List") for Customer to contact in order to report an error. When reporting any Error, Customer shall provide the classification of the Error and reasonably detailed documentation and explanation, together with underlying data, to substantiate the Error and to assist SunGard in its efforts to diagnose and correct the Error. Customer will immediately report any Class 1 Error when detected by

                       Customer. If SunGard detects a Class 1 Error, then SunGard will immediately contact Customer.

                  3. RESPONSE TIME. SunGard shall use commercially reasonable efforts to respond to Customer's initial Error reports with off-site telephone consultation, assistance and advice within fifteen (15) minutes for Class 1 Errors and within one (1) hour for Class 2 Errors, but in any event, SunGard shall respond within four working hours. If SunGard fails to so respond, or if the designated person from the Calling List is not available when Customer makes contact with SunGard to report an Error, then Customer shall attempt to contact the next more responsible person of the Calling List until contact is made and a designated person responds to the call.

                       CLASS 1 ERRORS. For any Class 1 Error, SunGard shall take all reasonably necessary steps to supply a reasonable work-around or correction to Customer as soon as possible. Such reasonably necessary steps will include assigning qualified, dedicated staff to work on the Error 24 hours per day, 7 days per week, at either the SunGard site or Designated Location as necessary. Upon detecting or being notified of a Class 1 Error, SunGard shall immediately assemble the appropriate personnel to analyze the problem, identify potential solutions and determine the best plan of action. Customer shall participate in this process when necessary and provide SunGard with additional documentation and examples, if possible, to assist in resolving the Error. SunGard personnel shall be dedicated to resolving the Error until an acceptable work-around or correction is supplied or until Customer determines in its reasonable judgment after consultation with SunGard that a work around or correction cannot be produced. A SunGard representative shall keep Customer informed of the status.

                       CLASS 2 ERRORS. For any Class 2 Error, SunGard shall work with Customer to document the Error through mutually established standards. Class 2 Errors shall be resolved according to mutually agreed priorities. SunGard personnel shall be dedicated to resolving Class 2 Errors through SunGard's normal software support procedures.

            (C) BILLABLE CORRECTION SERVICES. If SunGard determines, reasonably and in good faith, that a reported Error did not, in fact, exist or was not attributable to a defect in the Software or an act or omission of

                  SunGard, then Customer shall pay for SunGard's investigation and related services at the service fees specified in
                  Section 5.3.

     3.2 MODIFICATIONS. SunGard shall provide to Customer, and Customer shall accept, the following modifications to System Services:

            (a) SunGard shall provide modifications, revisions and updates to the System Services which SunGard, in its sole discretion, incorporates into the System Services without additional charge.

            (b) SunGard shall use commercially reasonable efforts to develop and implement changes to the System so that the System Services will continue to comply with applicable rules and regulations of regulatory authorities as they may change from time to time.

            (c) At SunGard's option and subject to the availability of SunGard personnel, SunGard shall evaluate and, if feasible and appropriate, produce and implement Customer requests for modifications in the System Services or the System. In SunGard's sole discretion, it may implement requested modifications at no charge in accordance with Section 3.1 (a) or offer them at an additional charge in accordance with
                  Section 3.4.

            (d) SunGard shall deliver updates to the Documentation whenever SunGard determines, in its sole discretion, that such updates are necessary.

            (e) Customer shall accept modifications, revisions and updates in the System Services, System and Documentation, including changes in programming languages, rules of operation and screen or report format, as and when they are implemented by SunGard and provided the modifications, revisions or updates do not have a material adverse effect on the System Services. Customer acknowledges that modifications, revisions and updates in the System Services and the System permitted by this Agreement may result in changes in the form, timing or other features of on-line services, reports and other System Services provided under this Agreement.

     3.3 ENHANCEMENTS. SunGard shall offer to Customer the opportunity to purchase services available through use of refinements, improvements and enhancements to the System which SunGard, in its sole discretion, does not incorporate into the System without additional charge.

     3.4 CONSULTING AND OTHER SERVICES. At Customer'sreasonable request and subject to the availability of SunGard's personnel, SunGard shall provide to Customer conversion assistance, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, assistance in the use of the System Services security mechanisms and other specialized support services with respect to the System Services. These services shall be provided by SunGard at Customer location(s) if SunGard and Customer agree that on-site services are appropriate.

     3.5 BACKUP COPIES AND DISASTER RECOVERY. SunGard will make a backup copy, in digital form, of Customer's data files then in SunGard's possession (i) at the end of each business day and stored at an off-site location for a period of five (5) business days and (ii) at the end of each month and saved at an off-site location for a period of the twelve (12) months, provided that the monthly data files for the first four (4) months of any tax year will be saved until the fifth month of the following tax year. SunGard will maintain an agreement for backup processing services with an affiliated company consisting of the right to use an installed, fully operational computer system and networking capability subject to the availability of computer and other hardware. The backup processing will be performed by SunGard using backup copies which will be sent to the backup facility. Customer will be charged for any recovery services associated with any computer hardware or communications equipment required for Customer or its correspondent brokers to access the System that is not located at the Designated Location. In the case of an emergency requiring backup processing, SunGard will promptly contact the person or persons designated in writing by Customer to be notified in such circumstance.

     3.6 SPECIAL PROCESSING. Upon the request of Customer and subject to the limitations of the applications and hardware, SunGard will use commercially reasonable efforts to provide special processing services such as generating additional, customized reports or other enhancements that are not included in the processing services provided under this Agreement. Such special processing services will be provided for an additional charge to be agreed upon by Customer and SunGard in writing.

4.   CUSTOMER'S OTHER OBLIGATIONS

     4.1 ACCESS TO FACILITIES AND EMPLOYEES. Customer shall provide to SunGard reasonable access to the Customer's facilities, equipment and employees, and shall otherwise cooperate with SunGard, as reasonably necessary for SunGard to perform its implementation, training, support and other obligations under this Agreement.

     4.2 PROCUREMENT OF HARDWARE AND OTHER ITEMS. Customer shall be responsible, at its expense, for procuring and maintaining the communications equipment and lines, computer equipment, software and all other out of pocket expenses, which comprise the Specified

            Configuration described on Schedule A, and for updating the Specified Configuration in accordance with SunGard's published updates to Schedule A.

     4.3 NOTICES AND CERTIFICATIONS. Customer shall give written notice to SunGard (in accordance with Section 9.1) whenever Customer intends to increase the transaction volume, in any material respect, to be processed on the System. Customer shall promptly complete and return to SunGard periodic certifications which SunGard, in its sole discretion, may from time to time send to Customer, certifying that Customer has complied and is then in compliance with the provisions of Sections 7.1, 7.4 and 7.5.

     4.4 CERTAIN LEGAL REQUIREMENTS. Customer shall be responsible, at its expense, for complying with all laws and regulations of any jurisdiction applicable to use of System Services, including laws and regulations pertaining to (a) remote use of software and related property, (b) communication or transmission of data into or out of a jurisdiction or (c) registration of this Agreement. Customer shall indemnify and hold harmless SunGard (and its affiliates, and the respective directors, officers, employees and agents of SunGard and its affiliates) from and against all actions, claims, damages or liabilities (including reasonable attorneys' fees) arising out of any violation by Customer of any such laws or regulations.

5.   PAYMENTS

     5.1 INITIAL IMPLEMENTATION SUPPORT AND MINIMUM TRAINING. Customer shall pay to SunGard the fees for Initial Implementation Support and Minimum Training in the amounts stated on Schedule C, in accordance with the payment terms stated on Schedule C.

     5.2 MONTHLY FEES. On a monthly basis, beginning on the first day of processing live trades on the System ("Effective Date") and continuing until termination of this Agreement, Customer shall pay to SunGard the fees described on Schedule C. Customer shall pay minimum monthly fees for certain services in advance as stated on Schedule C.

     5.3 SPECIAL SERVICE FEES. Customer shall pay to SunGard the service fees stated on Schedule C for conversion, consulting services, custom modification programming, support services relating to custom modifications, assistance with data transfers, and other specialized support services provided pursuant to Section 3.4. In each case where service fees are not specified on Schedule C, then the fees for such services shall be based upon SunGard's standard professional fee rates. SunGard's standard professional fee rates in effect on the date of this Agreement are stated on Schedule C and are subject to increase in the ordinary course of business; provided however, that as they apply to Customer, SunGard's standard professional fees shall not increase for twelve (12) months from the date of this Agreement.

     5.4 EXPENSE REIMBURSEMENTS. Customer shall be responsible for all reasonable and documented out-of-pocket expenses of SunGard required to receive, deliver or transmit reports or data, and shall reimburse SunGard for all such expenses incurred by SunGard. Whenever any services are provided by SunGard at a Customer location or any other location requested by Customer other than one of SunGard's locations, Customer shall reimburse SunGard for its reasonable travel, lodging, meal and related expenses incurred by SunGard personnel in providing such services.

     5.5 OTHER FEES. If Customer requires replacement or additional copies of the Documentation if Customer assigns or otherwise transfers this Agreement with SunGard's consent (in accordance with Section 9.3), then Customer shall pay to SunGard the corresponding fees stated on Schedule C.

     5.6 TAXES. The fees and other amounts payable by Customer to SunGard under this Agreement do not include any taxes of any jurisdiction that may be assessed or imposed upon the services provided under this Agreement or the copies of the Documentation provided to Customer, including sales, use, excise, value added, personal property, export, import and withholding taxes, excluding only taxes based upon SunGard's net income. Customer shall directly pay any such taxes assessed against it, and Customer shall promptly reimburse SunGard for any such taxes payable or collectable by SunGard.

     5.7 PAYMENT TERMS. SunGard shall submit invoices to Customer on a monthly basis for monthly fees and routine expense reimbursements. SunGard shall submit invoices to Customer for any other fees or expense reimbursements as and when incurred. All invoices shall be sent to Customer's address for invoices stated on Schedule A. Customer's payments shall be due within thirty (30) days after receipt of invoice. Interest at the rate of eighteen percent (18%) per annum (or, if lower, the maximum rate permitted by applicable law) shall accrue on any amount not paid by Customer to SunGard when due under this Agreement, and shall be payable by Customer to SunGard on demand. Except as provided in Sections 6.1 and 6.2(c), all fees and other amounts paid by Customer under this Agreement are non-refundable.

     5.8 FEE INCREASES. After the first two years after the date of this Agreement, on an annual basis, by giving at least one hundred and twenty (120) days advance written notice to Customer (in accordance with Section 9.1), ,SunGard may increase the fees listed in Schedule C to this Agreement (i) in the third year after the date of this Agreement, by a percentage equal to the greater of ****% or the change in the Consumer Price Index and (ii) thereafter by a percentage equal to or less than the change in the Consumer Price Index plus **** (****%) percent (not to exceed **** (****%) percent in any one year).

6.   WARRANTIES AND LIMITATIONS

     6.1 PERFORMANCE. SunGard represents that it will use reasonable care in processing all work transmitted to it by Customer and the System Services will be provided in a good and workmanlike manner consistent with SunGard's obligation to perform services under this Agreement. SunGard shall have no liability under this Section 6.1 unless, within thirty (30) days after the applicable date of service, SunGard receives notice from Customer (in accordance with Section 9.1) describing a material processing error caused by SunGard's failure to use reasonable care in processing all work transmitted to it by Customer or performing the System Services in a good and workmanlike manner consistent with SunGard's obligation to perform services under this Agreement, together with adequate supporting documentation and data. Upon receipt of any such notice, SunGard's only obligation under this Section 6.1 is to correct the error and redo the work affected as soon as reasonably practical at no additional charge, or, at SunGard's option, to refund or credit the charges applicable to the work affected.

     6.3 INFRINGEMENT. SunGard represents and warrants to Customer that it has the right to grant to Customer the rights to use the System, the System Services and Documentation in the manner and for the purpose described herein. SunGard further represents and warrants that the System, the System Services and Documentation, in the form delivered to Customer by SunGard and when properly used for the purpose and in the manner specifically authorized by this Agreement, do not infringe upon any United States patent or copyright or any trade secret or other proprietary right of any person. SunGard shall defend, indemnify and hold harmless Customer, its officers, directors and employees against any third party claim to the extent it is based on a violation of the foregoing warranties in this
            Section 6.3. SunGard shall have no liability or obligation under this Section 6.3 unless Customer gives written notice to SunGard (in accordance with Section 9.1) within ten (10) days after any applicable infringement claim is initiated against Customer (provided that later notice shall relieve SunGard of its liability and obligations under this Section 6.3 only to the extent that SunGard is prejudiced by such later notice) and allows SunGard to have sole control of the defense or settlement of the claim. The remedies provided in this Section 6.3 are the sole remedy for a breach of the warranties contained in this Section 6.3. If any applicable infringement claim is initiated, or in SunGard's sole opinion is likely to be initiated, against Customer or SunGard, then SunGard shall have the option, at its expense, to:

            (a) modify or replace all or the infringing part of the System, System Services or Documentation so that it is no longer infringing, provided that the System Services do not change in any material adverse respect; or

            (b) procure the right to continue using or providing the infringing part of the System, System Services or Documentation.

            (c) remove all or the infringing part of the System Services, System or Documentation, and refund to Customer the corresponding portion of any monthly fee paid in advance, in which case this Agreement shall terminate with respect to the affected System Services.

     6.4 CARE OF DATA. SunGard shall use reasonable care in handling tapes or other materials which encode or contain data belonging to Customer. SunGard's only obligation for breach of this Section 6.3 shall be to replace or repair the tape or material lost or damaged and to make reasonable efforts to regenerate any lost data from backup copies maintained by SunGard or from source data provided by Customer.

     6.5 APPLICATION OF DATA. SunGard shall have no liability for any loss or damage resulting from any application of the results obtained from the use of any services provided under this Agreement or from any unintended or unforeseen results obtained from the use of any services provided under this Agreement.

     6.6 EXCLUSION FOR UNAUTHORIZED ACTIONS. SunGard shall have no liability under any provision of this Agreement with respect to any performance problem, claim of infringement or other matter to the extent attributable to any unauthorized or improper use or modification of the System, any unauthorized combination of the System with other software (other than software included in the Specified Configuration), or any breach of this Agreement by Customer.

     6.7 FORCE MAJEURE. SunGard shall not be liable for, nor shall SunGard be considered in breach of this Agreement due to, any failure to perform its obligations under this Agreement as a result of a cause beyond its control, including any act of God or a public enemy, act of any military, civil or regulatory authority,change in any law or regulation, fire, flood, earthquake, storm or other like event, disruption or outage of communications, power or other utility, labor problem, unavailability of supplies, or any other cause, whether similar or dissimilar to any of the foregoing, which could not have been prevented by SunGard with reasonable care (a "Force Majeure"). If a Force Majeure continues for more than thirty (30) days, Customer shall have the right to terminate this agreement upon written notice (as provided in Section 9.1) to SunGard. If SunGard's performance is excused by operation of this provision,

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

            SunGard will provide notice (as provided in Section 9.1) to Customer and to resume the interrupted performance as soon as it is feasible to do so. Customer acknowledges that availability of System Services is subject to normal System downtime and that SunGard is not responsible for delays or inability to access services caused by communications problems.

     6.8 DISCLAIMER AND EXCLUSIONS. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESSED OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SYSTEM, THE SYSTEM SERVICES OR ANY OTHER MATTER PERTAINING TO THIS AGREEMENT.

     6.9 EXCEPT FOR A THIRD PARTY CLAIM UNDER SECTION 6.3, A BREACH OF THE CONFIDENTIALITY PROVISIONS OF THIS AGREEMENT, OR A BREACH OF CUSTOMER'S PAYMENT OBLIGATIONS UNDER THIS AGREEMENT:

            (A) EACH PARTY'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL NOT UNDER ANY CIRCUMSTANCES EXCEED FIVE HUNDRED THOUSAND DOLLARS ($500,000);

            (B) UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR ANY INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE, WHETHER OR NOT FORESEEABLE.

     6.8 OTHER LIMITATIONS. The warranties made by SunGard in this Agreement, and the obligations of SunGard under this Agreement, run only to Customer and not to its affiliates, its customers or any other persons. Under no circumstances shall any other person be considered a third party beneficiary of this Agreement or otherwise entitled to any rights or remedies under this Agreement. Customer shall have no rights or remedies against SunGard except as specifically provided in this Agreement. No action or claim of any type relating to this Agreement may be brought or made by Customer more than one (1) year after Customer first has knowledge of the basis for the action or claim.

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7.   CONFIDENTIALITY, OWNERSHIP AND RESTRICTIVE COVENANTS

     7.1 CONFIDENTIAL INFORMATION. All business information disclosed by one party to the other in connection with this Agreement shall be treated as confidential information unless it is or later becomes publicly available through no fault of the other party or it was or later is rightfully developed or obtained by the other party from independent sources free from any duty of confidentiality. Each party's confidential information shall be held in strict confidence by the other party, using the same standard of care as it uses to protect its own confidential information (but in no event less than commercially reasonable care), and shall not be used or disclosed by the other party for any purpose except as necessary to implement or perform this Agreement, or except as required by law provided that the other party is given a reasonable opportunity to obtain a protective order. Without limiting the generality of the foregoing, such confidential information shall include Customer Data, reports generated by SunGard from Customer Data and the details of Customer's computer operations. Customer Data shall be and remain the property of Customer.

     7.2 SUNGARD'S PROPRIETARY ITEMS. Customer acknowledges that the System and Documentation, the object code and the source code for the System, the name of the System, the visual expressions, screen formats, report formats and other design features of the System, all ideas, methods, algorithms, formulae and concepts used in developing and/or incorporated into the System or Documentation, all future modifications, revisions, updates, releases, refinements, improvements and enhancements of the System or Documentation, all derivative works based upon any of the foregoing, and all copies of the foregoing (referred to, collectively, as "Proprietary Items") are trade secrets and proprietary property of SunGard, having great commercial value to SunGard. Customer acknowledges that the restrictions in this Agreement are reasonable and necessary to protect SunGard's legitimate business interests.

     7.3    OWNERSHIP RIGHTS.

            (a) All Proprietary Items provided to Customer under this Agreement are being provided on a strictly confidential and limited use basis. Title to all Proprietary Items and all related patent, copyright, trademark, service mark, trade secret, intellectual property and other ownership rights shall remain exclusively with SunGard, even with respect to such items that were created by SunGard specifically for or on behalf of Customer. This Agreement is not an agreement of sale, and no title, patent, copyright, trademark, service mark, trade secret, intellectual property or other ownership rights to any Proprietary Items are transferred to Customer by virtue of this Agreement. All copies of Proprietary Items in Customer's possession shall remain the exclusive property of

                  SunGard and shall be deemed to be on loan to Customer during the term of this Agreement.

            (b) All Customer Data provided to SunGard under this Agreement is being provided on a limited use basis. As between SunGard and Customer and except for any third party data Customer Data shall be and remain the property of Customer at all times. SunGard shall not withhold any Customer Data as a means of resolving any dispute. Customer Data shall not be used by SunGard for any purpose other than that of rendering the System Services under this Agreement. SunGard will not sell, assign, lease or otherwise transfer the Customer Data third parties or otherwise commercially exploit the Customer Data on behalf of SunGard. All copies of Customer's Data in SunGard's possession shall remain the exclusive property of Customer and shall be deemed to be on loan to SunGard during the term of this Agreement.

     7.4    DISCLOSURE RESTRICTIONS.

            (a) All Proprietary Items in Customer's possession, whether or not authorized, shall be held in strict confidence by Customer, and Customer shall take all steps reasonably necessary to preserve the confidentiality thereof. Customer shall not, directly or indirectly, communicate, publish, display, loan, give or otherwise disclose any Proprietary Item to any person, or permit any person to have access to or possession of any Proprietary Item. Customer shall limit its use of and access to Proprietary Items to only those of its employees whose responsibilities require such use or access. Customer shall advise all such employees, before they receive access to or possession of any Proprietary Items, of the confidential nature of the Proprietary Items and require them to abide by the terms of this Agreement. Customer shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Proprietary Item from or through Customer.

            (b) All Customer Data in SunGard's possession, whether or not authorized, shall be held in strict confidence by SunGard, and SunGard shall take all steps reasonably necessary to preserve the confidentiality thereof. SunGard shall not, directly or indirectly, communicate, publish, display, loan, give or otherwise disclose any Customer Data to any person, or permit any person to have access to or possession of any Customer Data. SunGard shall limit its use of and access to Customer Data to only those of its employees whose responsibilities require such use or access. SunGard shall advise all such employees, before they receive access to or possession of any Customer Data, of the confidential nature of the Customer Data and require them to abide by the terms of this Agreement. SunGard shall be liable for any breach of this Agreement by any of its employees or any other person who obtains access to or possession of any Customer Data from or through SunGard. The provisions in this Section 7.4(b) shall only apply (i) to Customer Data unless it is or later becomes publicly available through no fault of SunGard or it was or later is rightfully developed or obtained by SunGard from independent sources free from any duty of confidentiality; and (ii) except as necessary to implement or perform this Agreement, or except as required by law provided that the other party is given a reasonable opportunity to obtain a protective order.

     7.5 USE RESTRICTIONS. Customer shall not do, nor shall it permit any other person to do, any of the following:

            (a) use any Proprietary Item for any purpose, at any location or in any manner not specifically authorized by this Agreement; or

            (b) make or retain any copy of any Proprietary Item except as specifically authorized by this Agreement; or

            (c) create or recreate the source code for the System, or re-engineer, reverse engineer, decompile or disassemble the System; or

            (d) modify, adapt, translate or create derivative works based upon the System or Documentation, or combine or merge any part of the System or Documentation with or into any other software or documentation; or

            (e) refer to or otherwise use any Proprietary Item as part of any effort to develop a program having any functional attributes, visual expressions or other features similar to those of the System or to compete with SunGard; or

            (f) remove, erase or tamper with any copyright or other proprietary notice printed or stamped on, affixed to, or encoded or recorded in any Proprietary Item, or fail to preserve all copyright and other proprietary notices in any copy of any Proprietary Item made by Customer; or

            (g) sell, market, license, sublicense, distribute or otherwise grant to any person, including any outsourcer, vendor, consultant or partner, any right to use any Proprietary Item, whether on Customer's behalf or otherwise; or

            (h) use the System to conduct any type of service bureau or timesharing operation or to provide remote processing, network processing, network communications or similar services to any person, whether on a fee basis or otherwise; or

            (i)   attempt to do any of the foregoing.

     7.6 NOTICE AND REMEDY OF BREACHES. Each party shall promptly give written notice to the other (in accordance with Section 9.1) of any actual or suspected breach by it of any of the provisions of this
            Section 7, whether or not intentional, and the breaching party shall, at its expense, take all steps reasonably requested by the other party to prevent or remedy the breach.

     7.7 AUDIT. SunGard may, at its expense and by giving reasonable advance written notice to Customer (in accordance with Section 9.1), enter Customer locations during normal business hours and audit the number of copies of the Documentation in Customer's possession and information pertaining to Customer's compliance with the provisions of this Section 7. If SunGard discovers that Customer is not in compliance with the provisions of this Section 7 in any material respect, then Customer shall reimburse SunGard for the expenses incurred by SunGard in conducting the audit.

     7.8 ENFORCEMENT. Each party acknowledges that any breach of any of the provisions of this Section 7 shall result in irreparable injury to the other party for which money damages could not adequately compensate. If there is a breach, then each party shall be entitled, in addition to all other rights and remedies which such party may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action which each party or any other person may have against the other party shall not constitute a defense or bar to the enforcement of any of the provisions of this Section 7.

8.   TERMINATION

     8.1 INITIAL TERM; RENEWAL. The term of this Agreement begins on the Effective Date stated on the first page of this Agreement and shall continue for five (5) years, and thereafter for successive automatic one-year renewal terms unless and until terminated in accordance with this Section 8 or any other section of this Agreement. SunGard or Customer may terminate this Agreement effective as of the end of the Initial Term or the end of any one-year renewal term by giving at least ninety (90) days advance written notice of termination (in accordance with Section 9.1) to the other.

     8.2 TERMINATION BY CUSTOMER. Customer may immediately terminate this Agreement immediately upon notice to SunGard (in accordance with Section 9.1 upon the occurrence of any of the following events:

            (a) SunGard improperly denies Customer access to the System Services and Customer's files maintained in the System for more than one (1) business day, or if SunGard fails to provide to Customer any daily reports described on Schedule A for more than two (2) consecutive business days, in either case unless due to a hardware or software malfunction or defect, in which case SunGard shall be allowed a reasonable period of time to correct the malfunction or defect.

            (b) SunGard breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

            (c) SunGard breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after Customer gives written notice to SunGard (in accordance with Section 9.1) describing the breach in reasonable detail.

            (d) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against SunGard or SunGard discontinues all or a significant part of its business operations.

     8.3 TERMINATION BY SUNGARD. SunGard may immediately terminate this Agreement, by giving written notice of termination to Customer (in accordance with Section 9.1), upon the occurrence of any of the following events:

            (a) Customer fails to pay to SunGard, within ten (10) days after SunGard makes written demand therefor, any past-due amount payable under this Agreement including interest thereon) that is not the subject of a good faith dispute as to which Customer has given written notice to SunGard (in accordance with Section 9.1) explaining its position in reasonable detail.

            (b) Customer breaches, in any material respect, any of the provisions of Section 7 or Section 9.3.

            (c) Customer breaches any of its other obligations under this Agreement and does not cure the breach within thirty (30) days after SunGard gives written notice to Customer (in accordance with Section 9.1) describing the breach in reasonable detail.

            (d) Bankruptcy, insolvency, dissolution or liquidation proceedings of any nature are instituted by or against Customer or Customer discontinues all or a significant part of its business operations.

     8.4 SUSPENSION OF SERVICES. On the occurrence of any event which would permit SunGard to terminate this Agreement under Section 8.3, in addition to all other rights and remedies which SunGard may have at law or in equity, SunGard may, without terminating this Agreement, and in its sole discretion by providing a valid Suspension Notice (as defined below) to Customer and provided that Customer has not cured the breach prior to the suspension effective date in the Suspension Notice, suspend performance of any or all of its services under this Agreement and/or activate internal controls in the System that are designed to deny Customer access to the System Services and files, until and unless SunGard determines, in its sole discretion and upon whatever reasonable conditions SunGard chooses to impose on Customer, to resume performance of some or all of the suspended services or allow Customer access to the System Services and files. A Suspension notice (i) will be delivered in accordance with Section
            9.1 with an additional copy to Customer's General Counsel at the same address, (ii) will include a description of the breach that is the basis for the suspension, (iii) will include a suspension effective date, which may not be less than thirty (30) days from the date of the Suspension Notice and (iv) will state that the suspension will occur unless Customer cures the breach prior to the suspension effective date.

     8.5 NASD TERMINATION. Customer is applying to the National Association of Securities Dealers ("NASD") to have CBNY Investment become a member firm of the NASD. Customer will use its best efforts to obtain the NASD approval. Customer understands that while this application process is ongoing, SunGard personnel will begin efforts to facilitate Customer's use of the System, including certain software development efforts, System configuration efforts and training efforts ("Implementation Efforts"), and SunGard will be incurring certain expenses related to the implementation of the System for Customer's use ("Implementation Expenses"). For a period not to exceed three months from the date of this Agreement, if the NASD has not approved CBNY Investment as a member firm and Customer has not begun live use of the System, then Customer may terminate this Agreement by providing written notice to SunGard and paying for SunGard's time (at SunGard's professional service rates stated on Schedule C3) for the Implementation Efforts and for SunGard's Implementation Expenses. Customer will pay for such time and expense charges even if the time or expense was one for which SunGard would not otherwise be entitled to a fee under this Agreement if the Agreement were not terminated under this Section 8.5.

     8.6 EFFECT OF TERMINATION. Upon a termination of this Agreement, whether under this Section 8 or otherwise, Customer shall immediately cease all use of the System Services, Documentation and other Proprietary Items, Customer shall promptly return to SunGard all copies of the Documentation and any other Proprietary Items then in Customer's possession. Customer shall remain liable for all payments due to SunGard through the date of termination. Within thirty (30) days after termination of this Agreement, Customer shall give notice to SunGard (in accordance with Section 9.1) containing reasonable instructions regarding the disposition of tapes, data, files and other property belonging to Customer (including Confidential Information) and then in SunGard's possession. SunGard shall comply with that notice, except that SunGard may retain all such property until SunGard receives all payments due to SunGard under this Agreement. Upon request contained in such notice, SunGard shall convert Customer's data to machine readable form to the extent practicable and at Customer's expense. If Customer fails to give that notice within thirty (30) days after termination of this Agreement, shall send such property to Customer at the Address listed on Schedule A. The provisions of Sections 5, 6 and 7 shall survive any termination of this Agreement, whether under this Section 8 or otherwise.

     9.     OTHER PROVISIONS


     9.1 NOTICE. All notices, consents and other communications under or regarding this Agreement shall be in writing and shall be deemed to have been received on the earlier of the date of actual receipt, the third business day after being mailed by first class certified air mail, or the first business day after being sent by a reputable overnight delivery service. Any notice may be given by facsimile, provided that signed written original is sent by one of the foregoing methods within twenty-four (24) hours thereafter. Customer's address for notices is stated on Schedule A. SunGard's address for notices is 504 Totten Pond Road, Waltham, Massachusetts 02154 Attention: Contract Administration. Either party may change its address for notices by giving written notice of the new address to the other party in accordance with this Section 9.1.

     9.2 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

            (a) "affiliate" means, with respect to a specified person, any person which directly or indirectly controls, is controlled by, or is under common control with the specified person as of the date of this Agreement, for as long as such relationship remains in effect.

            (b) "copy" means any paper, disk, tape, film, memory device, or other material or object on or in which any words, object code, source code or other symbols are written, recorded or encoded, whether permanent or transitory.

            (c)   "including" means including but not limited to.

            (d) "person" means any individual, sole proprietorship, joint venture, partnership, corporation, company, firm, bank, association, cooperative, trust, estate, government, governmental agency, regulatory authority, or other entity of any nature.

     9.3 PARTIES IN INTEREST. This Agreement shall bind, benefit and be enforceable by and against SunGard and Customer and, to the extent permitted hereby, their respective successors and assigns. Neither party shall assign this Agreement or any of its rights hereunder (whether by operation of law or otherwise), nor delegate any of its obligations hereunder, without the other party's prior written consent. Consent shall not be unreasonably withheld in the case of an assignment to a purchaser of or a successor to substantially all of the other party's business, or to an affiliate of the other party, provided that the party entitled to give such consent receives prior notice (in accordance with Section 9.1) of the assignment and the successor agrees in writing to be bound by the terms of this Agreement. Any change in control of Customer, and any assignment by merger or otherwise by operation of law, shall constitute an assignment of this Agreement by Customer for purposes of this Section 9.3.

     9.4 RELATIONSHIP. The relationship between the parties created by this Agreement is that of independent contractors and not partners, joint venturers or agents.

     9.5 EMPLOYEES. Except where the other party expressly authorizes in writing in advance, neither party shall, directly or indirectly (through one or more subsidiaries or other controlled entities), hire or offer to hire any programmer or data processing employee or contractor of the other party at any time when such person is employed or engaged by the other party or during the six (6) months after such employment or engagement ends. For purposes of this provision, "hire" means to employ as an employee or to engage as an independent contractor, whether on a full-time, part-time or temporary basis. This provision will remain in effect during the term of this Agreement and for a period of one (1) year after expiration or termination of this Agreement.

     9.6 ENTIRE UNDERSTANDING. This Agreement, which includes and incorporates the Schedules referred to herein, states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, marketing materials, negotiations and other written or oral communications between the parties with respect to the subject matter of this Agreement. Any written, printed or other materials which SunGard provides to Customer that are not included in the Documentation are provided on an "as is" basis, without warranty, and solely as an accommodation to Customer.

     9.7 MODIFICATION AND WAIVER. No modification of this Agreement, and no waiver of any breach of this Agreement, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Agreement, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach of this Agreement.

     9.8 SEVERABILITY. A determination that any provision of this Agreement is invalid or unenforceable shall not affect the other provisions of this Agreement.

     9.9 HEADINGS. Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

     9.10   JURISDICTION AND PROCESS. In any action relating to this Agreement,
            (a) each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in the State of New York, (b) each of the parties irrevocably waives the right to trial by jury, (c) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which the party is to receive notice in accordance with Section 9.1, and (d) the prevailing party shall be entitled to recover its reasonable and documented attorney's fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party.

     9.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE OF LAW.

                                   SCHEDULE A
                         TO REMOTE PROCESSING AGREEMENT
                             DATED DECEMBER 6, 2000

--------------------------------------------------------------------------------
                        SOFTWARE AND RELATED INFORMATION
--------------------------------------------------------------------------------


SOFTWARE:               Phase3 System

DOCUMENTATION:          Phase3 Reference Manuals
                        Phase3 Report Manuals
                        Release Notes
                        User Memos

SPECIFIED
CONFIGURATION:          Not applicable

ADDRESS FOR INVOICES:   CBNY Investment Services Corp.
320 Park Avenue
New York, NY 10022
Attention: Don Linton
phone: 212-409-3930, fax: 212-308-7772

ADDRESS FOR NOTICES:    CBNY Investment Services Corp.,
320 Park Avenue
New York, NY 10022
phone:  212-409-3999 fax:  212-308-7772
Attention: Jose Paulucci
with a copy to Patricia Cappeto.

                                   SCHEDULE C1
                         TO REMOTE PROCESSING AGREEMENT
                             DATED DECEMBER 6, 2000

                   QUOTE IS VALID FOR 30 DAYS FROM ABOVE DATE

--------------------------------------------------------------------------------
                                  SERVICE FEES
--------------------------------------------------------------------------------

1. For purposes of this Exhibit, "Trade" shall mean any input that generates a confirmation report. The charge per trade is in accordance with the following schedules:


--------------------------------------------------------------------------------
     Number of Trades per Month                          Cost Per Trade
--------------------------------------------------------------------------------
1 to  5,000                                      $****
--------------------------------------------------------------------------------
5,001 to 10,000                                  $****
--------------------------------------------------------------------------------
10,001 to 20,000                                 $****
--------------------------------------------------------------------------------
20,001 and above                                 $****
--------------------------------------------------------------------------------

MINIMUM MONTHLY CHARGE OF $**** FOR THE FIRST 6 MONTHS

MINIMUM MONTHLY CHARGE OF $**** THEREAFTER

2. For purposes of this Exhibit, "Reinvest Trade" shall mean any trade transaction that results from the reinvestment in securities of income in a customer account. The charge per reinvest trade is in accordance with the following schedule:

            Number of Reinvest Trades           Cost Per Reinvest
                    Per Month                         Trade
            ---------------------------       -----------------------
            1 -    6,000                                       $****
            6,001 - 20,000                                     $****
            20,001 - 30,000                                    $****
            30,001 - 50,000                                    $****
            50,001 and above                                   $****

3. For purposes of this Exhibit, "Piece of Collateral" shall mean any security attached to a financing (for example: repo) transaction that serves as collateral for

                                      C1-1
     the transaction. A financing transaction will include a single piece of collateral in the transaction charge. An additional charge per piece of collateral over one per transaction in accordance with the following schedule:


      Number of Pieces of      Cost Per Piece of          Cost per Piece of
      Collateral Per Month   Deliverable Collateral   Non-Deliverable Collateral
      --------------------   ----------------------   --------------------------

     1 -   5,000                    $****                         $****
     5,001 - 10,000                 $****                         $****
     10,001 - 40,000                $****                         $****
     40,001 - 80,000                $****                         $****
     80,001 and above               $****                         $****


4. Money market sweep transaction processing and support will be charged at $**** per account per month. This service supports direct or omnibus sweep processing.

5. Order routing and execution service and support will be charged $**** per order routing interface on a monthly basis. A setup fee of $**** will be charged for each interface implemented after the original conversion to the Phase3 application. The first two order routing interfaces will be included at no charge . This fee does not include any communications or hardware costs.

6. Clearance and trade upload interfaces service and support will be charged $**** per clearance interface on a monthly basis. A setup fee of $**** will be charged for each interface implemented after the original conversion to the Phase3 application. The first clearance or trade upload interface will be included at no charge . This fee does not include any communications or hardware costs.

7. Third party interface service and support will be charged per interface on a monthly basis based on the following schedule. A setup fee of $**** will be charged for each interface implemented after the original conversion to the Phase3 application. The first two third party interface will be included at no charge This fee does not include any communications or hardware costs.

     Third Party Interface      Cost
     ---------------------      ----
     BRASS                      NO CHARGE
     All others                 Time & Materials

8. A monthly custom program execution, service, and support fee will be charged for each custom program executed on the SunGard Brokerage System internal computer systems. This service fee is based on the following schedule:

            Number of Programs              Cost Per Month
            ------------------              --------------

                1 -  5                      $**** total
                6 - 10                      $**** per program
                Over 10                     $**** per program


                                      C1-2

9.   Annuity processing system

         (a) Initial software license and interface setup fee of $****.

         (b) Software, communications, and support fee of $**** per year.

         (c) Annuity contract maintenance fee of $**** per customer annuity contract per month. Contract fee will be based on the monthly average number of annuity contracts processed by the annuities processing system.

10.  Mutual fund networking system

         (a)   Initial software license and interface setup fee of $****.

         (b)   Software, communications, and support fee of $**** per year.

         (c) Mutual fund position maintenance fee of $**** per customer mutual fund position per month. Position fee will be based on the monthly average number of mutual fund position processed by the mutual fund networking processing system.

11.  Phase3 Broker Gateway fees:

           Terminals               Cost per Month
     ----------------------      -------------------
      1 - 25                           $****
      26 - 50                          $****
      51 - 100                         $****
      Over 100                         $****

     (a)    Minimum of **** terminals

     (b)    Hardware and software costs are not included in these fees.

12.  Phase3 Customer Gateway pricing schedule available upon request.

13.  Data Replication Services fees are as follows:

     (a) Setup fee of $****, which includes 60 hours of server/communications configuration /testing and 40 hours of application training/replication data testing.

     (b) Setup fee for files that are added to the existing replication process will be charged $**** per file.

     (c) The local server, communications, and communications hardware costs are not included in these fees.

                                      C1-3

     (d) Monthly service fee will be charged per file based on the following schedule:

               Average trades per day              Monthly charge per file

              1 - 500                                  $****
              501 - 1000                               $****
              1001 - 2000                              $****
              2001 - 3500                              $****
              3501 - 5000                              $****
              5001 - 7500                              $****
              7501 - 10,000                            $****
              10,001 - 20,000                          $****
              20,001 - 50,000                          $****
              50, 001 and above                        $****

14.  Wall Street Concepts 1099-OID Processing Service Fees:

     Minimum                    $****
     Taxlot up to 10,000        $****
     Taxlot over 10,000         $****

     Wall Street Concepts specializes in providing tax information reporting services for OID securities.

15. Customer will receive, at no additional cost, 3 copies of the documentation and user manuals on CD ROM and 5 hard copies of the training materials. Documentation and user manuals are available over the internet.

               a.       BROKERselect Users Manual $**** per copy
               b.       BROKERselect Users Manual (CD) $**** per copy
               c.       Reference Manual Set $**** per copy
               d.       Report Manual Full Set $**** per copy
               e.       Report Manual Full Set (CD) $**** per copy
               f.       Report Manual Index Only $**** per copy
               g.       Report Manual Index Only (CD) $**** per copy
               h.       IRS Reporting Manual $**** per copy
               i.       IRS Reporting Manual (CD) $**** per copy

     Customer Connection Plus web access $**** per year per user id

16.  JJ Kenney pricing schedule is as follows:

     $**** per month plus the following securities charges - monthly and securities charges incurred only upon usage by customer:


               a.       Muni Bond Evaluations         $****


                                      C1-4

               b.       Adds with CUSIP               $****
               c.       CMO                           $****
               d.       Agency STRIP                  $****
               e.       High Yield                    $****
               f.       Mortgage Backed               $****

17. External and market data interfaces are charged at the following rates - monthly and securities charges incurred only upon usage by customer:

      Municipal Bond Pricing             $**** per month + $ ****per security
      International Security Pricing     $**** per month + $**** per security

18. For the initial conversion to Phase3, there will be no conversion fee for the conversion. The conversion includes the project management, standard data file conversion, and training of up to 50 people at a single location. Additional charges will be quoted based on additional customer requirements for training, testing, and pre-conversion support. The fee does not include SunGard Brokerage employee travel expenses. Employee travel expenses (based on the SunGard Brokerage Systems expense policy) WILL BE CHARGED monthly as the expenses are incurred.

19.  Equipment and additional items not included in above charges


     Programming and developments                    $****hour
     Execution of custom code                        $****/hour
     ENFORMS                                         $****/hour
     Labels/3x5 cards
          0 -  2,000        min. $100.00             $**** per item
     Restore of archived magnetic media files        $**** per file
          2,001 - 10,000 min. $300.00                $**** per item
          10,001 - +                                 $**** per item
     Communication equipment                         Quote
     Communications network and line                 Quote
     Customer specific server hardware/software      Quote
     Optical storage                                 $****/user - + $****/page annually
     IRS Year-End Processing                         Quote + 10%

                                      C1-5

                  INTERACTIVE DATA/SUNGARD PHASE3 FEE SCHEDULE

                                 (June 30, 1999)


------------------------------------------------------------------------------------------------------------------
Security Information                    DAILY                      WEEKLY            MONTHLY
------------------------------------------------------------------------------------------------------------------
Equity Prices                 Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
Listed U.S. Equities          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
NQB                           $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
UITs                          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Unlisted ADRs                 $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Equity Descriptive
------------------------------------------------------------------------------------------------------------------
Descriptive Data*             $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
EQUITY ANNOUNCEMENTS
------------------------------------------------------------------------------------------------------------------
NA Dividends                  $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Options                       Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
U.S./Canadian Options         $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Futures/Commodities
------------------------------------------------------------------------------------------------------------------
U.S. Futures/Commodities      $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Corporate/Government Bonds    Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
U.S. Corporate Bonds          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Canadian Bonds                $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
U.S. Treasuries & Agencies    $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
CMO Prices                    Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
First 100                     $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Next 150 (Total 250)          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Next 250 (Total 500)          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
All others                    $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
CMO Factors
------------------------------------------------------------------------------------------------------------------
Factors                       $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
MBS Prices                    Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
All MBS Bonds                 $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Factors
------------------------------------------------------------------------------------------------------------------
Factors                       $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
Municipal Bond Prices         Select     Maximum        Select      Maximum          Select       Maximum
------------------------------------------------------------------------------------------------------------------
Range: Lower   Upper
------------------------------------------------------------------------------------------------------------------
          1     1000          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
       1001     2500          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
       2501     5000          $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
       5001    10000         $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
      10001    25000         $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------


                                      C1-6

      25001    50000         $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------
      50001   100000         $****      $****          $****       $****            $****        $****
------------------------------------------------------------------------------------------------------------------


               INTERACTIVE DATA/SUNGARD PHASE3 YEARLY FEE SCHEDULE

                         Non- North American Securities

----------------------------------------------------------------------------------------------------------------------
SECURITY INFORMATION                              DAILY                     WEEKLY                   MONTHLY
----------------------------------------------------------------------------------------------------------------------
ALL SECURITIES              MINIMUM FEE    SELECT      MAXIMUM      SELECT       MAXIMUM      SELECT      MAXIMUM
----------------------------------------------------------------------------------------------------------------------
Pricing & Corp Actions       $****        $****       $****         $****      $****          $****      $****
----------------------------------------------------------------------------------------------------------------------
Pricing                      $****        $****       $****         $****      $****          $****      $****
----------------------------------------------------------------------------------------------------------------------
Corporate Actions            $****        $****       $****         $****      $****          $****      $****
----------------------------------------------------------------------------------------------------------------------

Select Fees are per security/per year. For example, a client pricing 100 U.S. equities daily would pay an annual fee of $**** (100*$****).

Maximum fees denote the most that each client would pay for access to the respective asset type. For example, a client pricing 4,000 U.S. equities would pay no more than $****.



MINIMUM FEES DENOTE THE MINIMUM AMOUNT INVOICED PER CLIENT.
-----------------------------------------------------------







                                      C1-7

                                   SCHEDULE C2
                         TO REMOTE PROCESSING AGREEMENT
                             DATED DECEMBER 6, 2000

--------------------------------------------------------------------------------
                                TRADE DEFINITION
--------------------------------------------------------------------------------


Trade Counts for PHASE3 Pricing

Principal

     Customer Sell; Inventory Buy                         1 Trade
     Customer Buy; Inventory Sell                         1 Trade
     Inventory Buy; Inventory Sell                        1 Trade

Agency

     Client Buys; Broker Sells                            1 Trade
     Client Sells; Broker Buys                            1 Trade

Cancel/Corrections

     Originally billed for the first trade                1 Trade
     Cancel                                               1 Trade
     Rebill                                               1 Trade
                                                          -------
                                                    Total 3 Trades

When Issued

     Originally billed for the first trade                1 Trade
     Cancel When Issued                                   1 Trade
     Regular Way Trade                                    1 Trade
                                                          -------
                                                    Total 3 Trades

Repo and Reverse Repo

     Opening trade (single piece of collateral)           1 Trade
     Closing trade (includes all collateral)              1 Trade
     Each collateral substitution                         1 Trade

TBA's

Originally billed for TBA                                 1 Trade
Cancel TBA                                                1 Trade
Each pool within a lot of an allocation                   1 Trade


                                      C2-1

                                   SCHEDULE C3
                         TO REMOTE PROCESSING AGREEMENT

                             DATED DECEMBER 6, 2000

--------------------------------------------------------------------------------
              SUNGARD BROKERAGE SYSTEMS STANDARD PROFESSIONAL FEES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                Daily            Hourly
--------------------------------------------------------------------------------
Vice President or above                         $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Director                                        $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Manager                                 $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Project Manager                                 $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Senior Technical Consultant                     $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sr. Business Analyst                            $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sr. Programmer                                  $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Business Analyst                                $****            $****
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Programmer                                      $****            $****
--------------------------------------------------------------------------------


                                      C3-1

                                   SCHEDULE C4
                         TO REMOTE PROCESSING AGREEMENT
                             DATED DECEMBER 6, 2000

--------------------------------------------------------------------------------
                               CONVERSION PROCESS
--------------------------------------------------------------------------------


A.   IMPLEMENTATION PLANNING

     The implementation planning sessions are held early in the conversion process, at the client site. Planning sessions will include Customer's management and the SunGard conversion team. Objectives of these meetings are:

         o  Define project organization
         o  Define status reporting mechanism
         o  Define issues resolution mechanism
         o  Define enhancement management mechanism
         o  Define file conversions
         o  Determine conversion dates
         o  Determine dependencies
         o  Develop conversion plan, complete with:
               -   key activities and target dates
               -   responsibilities of all participants
               -   training schedule
               -   testing methodologies
               -   network design

B.   REVIEW OF OPERATIONAL PROCEDURES AND FUNCTIONS

     The review of operational procedures and functions is conducted by the SunGard conversion team. This review process is performed prior to finalizing the detailed training schedule. Process includes:

         o  Complete review of each area of client operations:
               -   existing procedures
               -   existing forms
               -   existing reports
         o  Meet with supervisors and key personnel
         o  Review of work-flows
         o  Report mapping
         o Identification and documentation of impact on operations procedures/ organizational structure
         o  Identification of interfaces

                                      C4-2

C.   CREATION OF PHASE3 ENVIRONMENT

     Telecommunications and additional hardware requirements are determined jointly between Customer's technical representative and the SunGard's communications manager. The ordering, installation and testing of telecommunications is the responsibility of SunGard. The ordering and installation of any additional terminals and printers is the responsibility of Customer. SunGard and Customer will jointly test any new terminals and printers.

     SunGard is responsible for the setup and configuration for the testing and training firm.

         o  Hardware and telecommunications requirements defined
         o  Equipment and lines ordered, installed and tested
         o  Training firm setup and configured
         o  Installation and testing of required software modifications

D.   FILE CONVERSIONS

     SunGard will develop conversion programs to convert Customer's data files. Testing and approval of conversion programs is a joint responsibility between Customer and SunGard.

         o  Determination of files to be converted
         o  Conversion strategy
         o  Specifications for converting each file determined
         o Develop conversion programs o Written procedures for testing developed
         o  Schedule test conversions and verification

E.   STATEMENTS & FORMS

     Customer is responsible for choosing a statement vendor for printing monthly customer statements. SunGard will support Customer and the vendor in the development and testing of statements. Customer and SunGard will evaluate all forms and determine if existing forms must be modified for utilization with the PHASE3 System.

         o  Customer statements
         o  Confirmations
         o  Transfer fanfolds
         o  New account forms
         o  Buy/Sell tickets
         o  Checks, N&A Cards, labels, etc.

                                      C4-3

F.   TRAINING

     SunGard and Customer will jointly develop a comprehensive training schedule. SunGard will be responsible for training Customer staff on the PHASE3 application. Customer will be responsible for ensuring staff is available for participation in scheduled classes.

         o  Application training for testing of new software modifications
         o  Application training for users
         o  Procedural training

G.   INTERFACES

     SunGard and Customer are jointly responsible for testing of all external and internal interfaces. SunGard will be responsible for installation and execution of interfaces. Customer is responsible for notification to all external vendors and service organizations of conversion dates.

         o  Interface requirements defined
               -  external
               -  internal
         o  Program/unit testing
         o  Extensive testing with external sources
         o  Documentation of procedures
         o  Notification of conversion

H.   USER ACCEPTANCE TESTING

     Customer and SunGard are jointly responsible for development and execution of test plans for user acceptance testing.

         o  Development of test strategy and plan
         o  Identification of test cases
         o  Development of test data
         o  Systems integration tests
         o  Regression tests
         o  Verification of test results

I.   PROGRESS MEETINGS

     Progress meetings will be scheduled frequently to provide for status updates and issue discussion/resolution.

                                      C4-4